UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2018

THE MOSAIC COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-32327	20-1026454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Campus Drive Suite E490 Plymouth, Minnesota	55441
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 918-8270
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.
The following information in this Current Report on Form 8-K/A is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.
The sole purpose of this Current Report on Form 8-K/A is to replace slide No. 12, in its entirety, that was included in the original presentation made by The Mosaic Company (the “Company”) on May 17, 2018 at the BMO Capital Markets 13th Annual Farm to Market Conference in New York, New York, and furnished as Exhibit 99.1 to the Current Report on Form 8-K filed by The Mosaic Company with the Securities and Exchange Commission on the morning of May 17, 2018, to provide detailed assumptions and a reconciliation from Adjusted EBITDA to estimated cash flow from operating activities.
In addition to portraying the data in a tabular form instead of graphically, the following changes have been made to said slide No. 12:

•	The Company has provided guidance for Adjusted EBITDA, not EBITDA, and this heading was changed;

◦	In the reconciliation from Adjusted EBITDA to cash flow from operating activities:

◦	The Company assumed $200 million for estimated interest payments on debt;

◦	The Company assumed no cash taxes paid or working capital changes;

◦	For the planned actions listed, the Company detailed out the cash expenses expected to be eliminated for each action;

◦	The Company also disclosed that lower operating costs and higher sales volumes as a result of the completion of Esterhazy K3 are not included in the estimated benefits; and

•	For through cycle pricing impact, the Company disclosed the assumed prices of MOP and stripping margin of DAP.
Furnished herewith as Exhibit 99.1 and incorporated by reference herein is the corrected presentation made by The Mosaic Company on May 17, 2018 at the BMO Capital Markets 13th Annual Farm to Market Conference in New York, New York, to be published on Mosaic's website. Other than the changes discussed in this Current Report on Form 8-K/A, no other changes have been made to the original Form 8-K or the exhibit furnished therewith.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Reference is made to the Exhibit Index hereto with respect to the exhibit furnished herewith. The exhibit listed in the Exhibit Index hereto is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Exhibit No.	Description

99.1	Presentation made by The Mosaic Company on May 17, 2018 at the BMO Capital Markets 13th Annual Farm to Market Conference in New York, New York (revised)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MOSAIC COMPANY

Date: June 4, 2018	By:	/s/ Mark J. Isaacson
	Name:	Mark J. Isaacson
	Title:	Senior Vice President, General Counsel
and Corporate Secretary